Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the use in this Registration Statement of Spark Networks plc on Form S-8 of our report, dated May 17, 2005, and to all references to our firm, incorporated herein by reference.
/s/ Tanner LC
Salt Lake City, Utah
November 17, 2005